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IBM Confidential                                                  EXHIBIT 10.28

                                MASTER AGREEMENT


                                              Agreement Number: STL92105
                                              Date of Agreement: April 10, 1993


This is a Master Agreement ("MA") between the IBM Corporation, a New York Corporation, with an address for purpose of this MA at Santa Teresa Laboratory, 555 Bailey Avenue, P.O. Box 49023, San Jose, CA 95161-9023, (hereinafter called "IBM") and Object Design, Inc., a Delaware Corporation with an address at 1 New England Executive Park, Burlington, Mass. 01803, (hereinafter called "ODI").

IBM and ODI each desire to jointly and independently conduct studies and development efforts relating to the present and future business of both companies. IBM and ODI envision the need for a number of additional such joint and independent studies and development efforts in the future relating particularly to the business of both parties. To facilitate the handling and implementation of such presently envisioned and future joint and independent studies and development efforts between IBM and ODI, the parties desire to have prior agreement on the general terms and conditions applicable to such activities, when such activities are covered by a Statement of Work (hereinafter called "SOW") issued under this Agreement.

Now therefore, ODI and IBM hereby agree as follows:

1.0 DEFINITIONS

In addition to definitions set forth elsewhere in this Agreement, the capitalized terms set forth in this section shall have the meanings indicated.

1.1 AUTHORIZED REPRESENTATIVES shall mean the representatives of each party set forth in Section 15.0, "IBM's and ODI's Authorized Representatives" within this Agreement. Either party may change its Authorized Representatives upon (30) thirty days written notice to the other party.

1.2 CODE shall mean computer programming code. If not otherwise specified, Code shall include only Object Code.

1.2.1 OBJECT CODE shall mean computer programming code, substantially or entirely in binary form, which is directly executable by a computer after suitable processing but without the intervening steps of compilation or assembly.

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1.2.2 SOURCE CODE shall mean computer programming code, other than Object Code, and related source code level system documentation, comments and procedural code such as job control language, which may be printed out or displayed in a human intelligible form.

1.3 COLLATERAL LICENSE AGREEMENT shall mean a completed and executed license agreement wherein one party is granted rights and licenses by the other party to the Deliverables.

1.4 DELIVERABLES shall mean, as to each Statement of Work issued pursuant to this Agreement, those items prepared by IBM, ODI or authorized third-parties, such as Source Code, Object Code and/or Documentation (all of which may include New Materials, Preexisting Materials, and/or Third-Party Materials), as a part of the scope of work performed pursuant to such Statement of Work and which items are designated as "Deliverables" therein.

1.5 DERIVATIVE WORK shall mean a work which is based upon one or more preexisting works, such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, regardless of packaging or naming of such work, and which, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work.

1.6 DOCUMENTATION shall mean a) the textual material that describes the design, functions, operation, or use of the Code or Deliverables that is customarily delivered by IBM to licensees of IBM's products, or by ODI to licensees of ODI's products or b) textual material which is itself a Deliverable and which is designated as Documentation in a Statement of Work.

1.7 ENHANCEMENTS shall mean changes and/or additions, other than Maintenance Modifications, to Code, including all new releases, that improve functions, add new functions, improve performance by changes in system design or coding, support new releases of the operating system with which the Code is designed to operate, support new input/output devices, or provide other incidental updates. Notwithstanding the foregoing, Enhancements shall not include Unrelated Products or Special Products.

1.8 ERROR shall include both Programming Error and Documentation Error, unless otherwise specified.

1.8.1 PROGRAMMING ERROR shall mean a statement or omission in the Code that causes or results in an incorrect function


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which is a failure to comply with such function as specified in the applicable
Code specifications.

1.8.2 DOCUMENTATION ERROR shall mean an omission or an incomplete or incorrect statement or graphic in the Documentation that can lead to or result in a failure of the Code to comply with or function as specified in the applicable Code specifications.

1.9 INFORMATION

1.9.1 IBM INFORMATION shall mean, as to each Statement of Work, that information of IBM provided to ODI pursuant to such Statement of Work, including without limitation, information in Code, Source Code, Documentation, design documents, and any other information in tangible or intangible form.

1.9.2 ODI INFORMATION shall mean, as to each Statement of Work, that information of ODI provided to IBM pursuant to such Statement of Work, including without limitation, information in Code, Source Code, Documentation, design documents, and any other information in tangible or intangible form.

1.10 INVENTION shall mean any patentable idea, design, concept, technique, invention, discovery or improvement, excluding copyrightable subject matter, made by one or more employees of or other persons retained by a party hereto, either solely or jointly, or jointly by one or more employees of or other persons retained by a party hereto with one or more employees of or other persons retained by the other party hereto, provided that either the conception or reduction to practice occurs (i) during the term of a Statement of Work, and
(ii) directly in the performance of a Task pursuant to such Statement of Work (if an Invention results from both direct and unrelated activities, it will be deemed to be an Invention); and provided, however, an Invention made jointly by one or more employees of or other persons retained by a party hereto with one or more employees of or other persons retained by the other party hereto is referred to as a "Joint Invention".

1.11 MAINTENANCE MODIFICATION shall mean any modifications or revisions, other than Enhancements, to Code or Documentation that correct Errors or provide other incidental corrections. Notwithstanding the foregoing, Maintenance Modifications shall not include Unrelated Products or Special Products.

1.12 MORAL RIGHTS shall mean the following rights attaching to individual creators which an author may have under applicable law: rights to identification of authorship, rights of approval on modifications or


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limitations on subsequent modification, and rights to withdraw a work from distribution. Moral rights do not include copyrights or patent rights, trade secrets or other assignable proprietary rights.

1.13 NEW MATERIAL shall mean Source Code, Object Code and/or any Documentation which are specifically designated New Material in a Statement of Work. To the extent that Preexisting Material or Third-Party Materials is incorporated in New Material, such Preexisting Material or Third-Party Materials shall not be considered to be New Material. New Material may be either IBM New Material or ODI New Material.

1.14 PREEXISTING MATERIAL shall mean Source Code, Object Code, and/or any Documentation and other works created, acquired, or licensed by a party and supplied by that party, for use by the other party under a Statement of Work; provided, however, that Preexisting Material shall not include New Material or Third-Party Material. Preexisting Material may be either IBM Preexisting Material or ODI Preexisting Material. Material which a party acquires as New Material under a particular Statement of Work may be treated as Preexisting Material for the purposes of a subsequent Statement of Work.

1.15 SPECIAL PRODUCTS shall mean a party's products, product features or projects which such party does not make generally commercially available and which are not substantially similar to products which that party makes generally commercially available. Special Products shall also mean, during the period before their general commercial availability, one party's products, product features or projects which (i) that party does not make generally commercially available for some period of time, but which are ultimately released commercially, and (ii) are funded directly by the third party or parties receiving such Special Products, prior to such general commercial availability.

1.16 STATEMENT OF WORK shall mean a written document, issued pursuant to this Agreement, and captioned "Statement of Work" and signed by both parties setting forth the items listed in Appendix B, "Contents of a Statement of Work.

1.17 SUBSIDIARY shall mean a corporation, company or other entity (1) at least fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or
(2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but at least fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other

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entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.18 TASK shall mean a particular joint or independent study or development effort expressly identified in a Statement of Work.

1.19 TASK COORDINATOR shall mean an individual designated by and for a party for coordinating performance of a Task for that party. Task Coordinators may only be authorized such responsibilities by the parties' Authorized Representatives.

1.20 THIRD-PARTY MATERIAL shall mean works of authorship not Owned by IBM or by ODI, such as Source Code, Object Code and Documentation.

1.21 UNRELATED PRODUCTS shall mean any ODI products which are not object-oriented database products, or are not Derivative Works of such current object-oriented database products.

2.0 TASK ADMINISTRATION

2.1 NEW TASKS Either party may suggest to, or request of, the other party a particular Task. Any such suggestion or request will be in writing and submitted to the addressees set forth in Section 16.0, "Notices" of this Agreement. Neither party will be under any obligation to accept any suggestion or request which may be submitted to it by the other party, nor will either party be under any obligation to submit any proposed Statement of Work in response to such suggestions or request. However, if both parties tentatively agree that a Task is desirable, the Authorized Representatives of IBM and ODI will each identify to the other a Task Coordinator, and the party receiving the suggestion or request may, at no cost to the other party, prepare a proposed Statement of Work, in the format set forth in Appendix B, "Contents of a Statement of Work" of this Agreement, for the particular Task, which proposal will be submitted to the Task Coordinator of the other party.

Neither party will be under any obligation with respect to a particular Task unless and until a mutually acceptable Statement of Work has been signed by the Authorized Representative of both parties signifying acceptance of the Statement of Work for that Task.

2.2 COMMUNICATIONS All communications between the parties relative to the performance of a particular Task will be between or under the supervision of the respective Task Coordinators. Such Task Coordinators will also be



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responsible for coordinating within IBM and ODI, respectively, any change in the scope of work or other terms of a Statement of Work. Each party reserves the right to change its Task Coordinator for any particular Task at any time and from time to time during the term of the particular Task by notifying, in writing, the Task Coordinator for the other party at his designated address. The duties of the Task Coordinators for each Task are set forth in Section 3.0, "Task Coordinator Responsibilities".

2.3 REPORTING RESPONSIBILITIES The Statement of Work for each Task shall recite the agreement of the parties as to each party's reporting responsibilities. For example, as appropriate to the particular Task, progress reports, in the form of writings and/or oral presentations, will be provided by the obligated party to the other party. The timing of such reports, as appropriate to the Task, shall be recited in the Statement of Work. As appropriate to the particular Task, items for inclusion in such reports may include but need not be limited to: accomplishments during the reporting period, problems encountered, problems resolved from earlier reports, the status of specific action items and/or problems previously defined and identification of key personnel assigned to the particular Task. All such reports and the ownership in and the rights thereof shall be in the creating party unless otherwise specified in the Statement of Work, but in either case, the other party shall have the right to use the information contained therein in any manner which does not violate any patents or copyrights, or confidentiality obligations or use restrictions (if any) to which such other party may be subject.

3.0 TASK COORDINATOR RESPONSIBILITIES

3.1 RESPONSIBILITIES The Task Coordinators designated for each Statement of Work under Section 2.1, "New Tasks" shall be responsible for:

1. Periodic performance reviews of the Task as specified under each Statement of Work;

2. Subject to Section 3.2, "Limited Authority," representing their respective party in all matters relating to the performance of the Task under such Statement of Work;

3. Submission and acceptance of materials and documentation required to be delivered or received under such Statement of Work;

4. Arranging such meetings, visitations and consultations between ODI and IBM personnel associated with the Task to be performed under such Statement of Work as may be deemed necessary or desirable for the successful


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     accomplishment of such Task;

5. Supervising the disclosure and receipt of Information hereunder, unless a separate Information Exchange Coordinator under the Agreement Regarding Confidential Information, # STL92602B, dated February 22, 1993 ("ARCI"), has been designated to perform this task.

6. Submission and receipt of and responses to requests for changes, additions and deletions in the scope of such Statement of Work and the authorization thereof as contemplated by Section 6.0, "Statement of Work Modifications" hereof; and

7.   Submission and receipt of reports under such Statement of Work.

3.2 LIMITED AUTHORITY Modifications or changes to the terms and/or conditions of this Agreement are not within the purview of the responsibilities or authority of the Task Coordinators. Further, the Task Coordinators are not authorized to effect any material change, including but not limited to, the designation of any ownership of Deliverables or to delete any item included in the Deliverable called for by a Statement of Work or to change the costs or charges stated in any Statement of Work. Any such changes not authorized to be made by the Task Coordinator may be effected pursuant to Section 6.0, "Statement of Work Modifications."

4.0 STATEMENTS OF WORK

4.1 GENERAL This Agreement shall be implemented through one or more Statements of Work entered into from time to time by IBM and ODI, and, subject to Section 20.3, provides basic terms applicable to all such Statements of Work, unless expressly superseded by a particular Statement of Work, in which case such superseding terms shall apply only to such Statement of Work. Each Statement of Work shall specify particular Tasks to be performed and the Deliverables to be prepared by each party.

4.2 TYPES OF STATEMENTS OF WORK Under this Agreement, the parties contemplate either separately or jointly, preparing Deliverables that may be (1) New Materials; (2) Derivative Works of some Preexisting Materials; (3) Third-Party Materials combined with (1) or (2); or (4) some combination of (1), (2), or (3). The Statement of Work will designate the owner and/or licensee of each Deliverable. Any assignment or license rights and obligations will be described in either this Agreement, the Statement of Work, or a Collateral License Agreement. Under a Statement of Work, one party may also render particular services to the other that do not relate primarily to the creation of


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Deliverables. Compensation for the Tasks performed and rights granted will be specified in the Statement of Work and may take various forms including, but not limited to: (1) royalties under a Collateral License Agreement, (2) refundable or non-refundable advances against such royalties, (3) payments under a separate agreement (if any) relating to the marketing and/or use of the Deliverable, (4) scheduled payments to fund the Tasks performed by the other party, or (5) other payments as may be described in the Statement of Work.

4.3 CONTENTS OF EACH STATEMENT OF WORK Each Statement of Work shall contain (or incorporate as attachments or by reference) the appropriate provisions, information, documents and other items set forth in Appendix B, "Contents of a Statement of Work."

4.4 APPLICABILITY OF AGREEMENT Each party agrees to render and discharge all duties, obligations and performance that it may assume or undertake pursuant to each Statement of Work entered into by the parties from time to time, subject to, and in accordance with, the terms of this Agreement.

4.5 OTHER AGREEMENTS If the Deliverables are Derivative Works of or incorporate Preexisting Materials or Third-Party Materials, any intellectual property rights that are not to be owned by the party receiving the Deliverables, may be the subject of a Collateral License Agreement. In addition, IBM and ODI may, as appropriate, enter into one or more supplementary marketing agreements that set forth any related additional commitments of the parties with respect to the Deliverables. In any such case, such additional agreements shall be effective only if in writing and signed by authorized representatives of the parties.

5.0 LOANED MATERIALS

Any materials that one party lends to the other party will be pursuant to an Equipment and Programming Loan Agreement in a form substantially similar to that found in Appendix C, "Equipment and Programming Loan Agreement."

6.0 STATEMENT OF WORK MODIFICATIONS

1. Either ODI or IBM may, from time to time, consider it desirable to make changes, additions, or deletions to a Statement of Work. Any changes, additions or deletions in the scope of work under any Statement of Work shall be proposed by the Task Coordinator of one party to the Task Coordinator of the other party. To the extent that such changes, additions or deletions are within the authority of the Task Coordinators and are approved by both Task Coordinators, they shall be incorporated into


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     the Statement of Work by a written amendment to the Statement of Work, which shall be signed by the Task Coordinators of the parties.

2. In the event of agreement between ODI and IBM that a material change to the terms and conditions of either a particular Statement of Work or this Agreement is necessary to the performance of a specific Task, such change may be accomplished only by written amendment to such Statement of Work or this Agreement signed by the respective Authorized Representatives of the parties.

7.0 COMPLIANCE WITH LAWS AND REGULATIONS

The activities under this Agreement, and any Statement of Work, are subject to the Regulations of the United States Department of Commerce relating to the Export of Technical Data or the direct product related thereto. Each party agrees to obtain any required assurances and government licenses and approvals prior to the export by it of any technical data or the direct product related thereto resulting from the performance of Tasks under any such Statement of Work.

8.0 AGREEMENTS WITH EMPLOYEES AND OTHERS

Each party represents that it has or will obtain appropriate agreements with its employees or others, including Subsidiaries and subcontractors, whose services it may require, sufficient to enable such party, and obligate such employees and others, to comply with all the provisions of this Agreement and any Statement of Work.

9.0 ASSIGNMENT AND SUBCONTRACT

9.1 ASSIGNMENT This Agreement and any executed Statements of Work shall be binding on, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as specifically authorized under this Agreement or in any Statement of Work, neither party shall assign any of its rights, obligations or privileges under this Agreement, or the Statement of Work, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may freely assign, transfer, pledge, or license any rights to payments and ownership rights obtained under this Agreement, subject only to any rights granted the other party under this or any other agreement between the parties. Any attempted assignment in derogation of the foregoing shall be null and void.

9.2 SUBSIDIARIES A Subsidiary of one party (the "Parent company") may avail itself of substantially all of the Parent company's rights under this Agreement, including

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assuming significant responsibility to perform all or part of a Statement of
Work, under the following conditions:

1. the Subsidiary must enter into a written agreement with the Parent company that binds such Subsidiary to the Parent company's obligations under the
     (1) ARCI, (2) this Agreement, (3) any relevant Statement of Work, and (4) any relevant Collateral License Agreement;

2. such written agreement must make the other party to this Agreement an intended third party beneficiary of that agreement;

3. a copy of relevant portions of such agreement must be provided to the other party to this Agreement;

4. The Parent company shall indemnify and hold harmless the other party to this Agreement for any breach of such agreement, provided that the other party to this Agreement notifies the Parent company in writing of such claim and allows the Parent company a reasonable period of time to cure any breach, and cooperates with the Parent company's efforts to cure any breach; and

5. The Parent company will remain directly liable and responsible to the other party to this Agreement for any performance of the Parent company's and/or the Subsidiary's obligations under the ARCI, this Agreement, any Statement of Work, and any Collateral License Agreement.

9.3 SUBCONTRACT Notwithstanding the provisions of Section 9.1, "Assignment", to the extent that a party hereto considers it necessary or desirable to subcontract certain portions of the Tasks to be performed under any Statement of Work, that party (the "Sub-contracting party") will advise the other party ("the Non-subcontracting party"), specifying such portions and identifying the intended subcontractor. Any such subcontractor shall be subject to prior approval by the Non-subcontracting party. The Statement of Work shall include or shall be amended to include, appropriate authorization. Before any such subcontractor begins its performance under the Statement of Work:

1. the subcontractor must enter into a written agreement with the Sub-contracting party that binds such subcontractor to the Sub-contracting party's obligations under the (1) ARCI, (2) Sections 7, 8, 12.1, 12.2, 12.11, 13, 17.1.5, and 17.2.5 of this Agreement, and (3) the relevant portions of the Statement of Work and any Collateral License Agreement; and which obligates the subcontractor to assign any Inventions to the Subcontracting party.

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2.   such written agreement must make the Non-subcontracting party an intended third party beneficiary of that agreement;

3. a copy of relevant portions of such agreement must be provided to the Non-subcontracting party;

4. The Sub-contracting party shall indemnify and hold harmless the Non-subcontracting party for any breach of such agreement, provided that the Non-subcontracting party notifies the Sub-contracting party in writing of such claim and allows the Sub-contracting party a reasonable period of time to cure any breach, and cooperates with the Sub-contracting party's efforts to cure any breach; and

5. the Sub-contracting party hereby agrees that it will remain directly liable and responsible to the Non-subcontracting party for performance of the Sub-contracting party's obligations under the ARCI, this Agreement, and any relevant Statement of Work.

10.0 TERM AND TERMINATION

10.1 TERM The initial term of this Agreement shall be five (5) years commencing with the Date of the Agreement, unless previously terminated as hereinafter provided. At the conclusion of such five (5) year period, this Agreement will be automatically extended for successive one (1) year periods, unless terminated pursuant to Section 10.2.

10.2 TERMINATION The expiration or termination of this Agreement shall not terminate any Statement of Work for Tasks then in progress, and the provisions of this Agreement shall continue to apply to such Statement(s) of Work until completion or termination of such Tasks.

10.2.1 FOR CONVENIENCE After the fourth anniversary of this Agreement, either party may terminate this Agreement by providing one year's notice of such termination in writing to the other party.

10.2.2 BREAK-UP AGREEMENT This Agreement will be terminated upon either party exercising the Break-Up Option as that term is defined in the Break-Up Agreement, #STL93035. The effective termination date will be the "Break-Up Date" as defined in that agreement.

11.0 LIMITATION OF LIABILITIES

11.1 LIABILITY Neither party shall be liable for any failure or delay, other than non-payment, in the performance of a Task pursuant to a Statement of Work issued under this


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Agreement unless such liability is specifically set forth in a Statement of Work or this Agreement.

11.2 INDEMNIFICATION Each party (as the "Indemnifying party") agrees to indemnify the other party for damage to real and tangible personal property or injury to persons, occurring during and arising directly out of the performance of any Task pursuant to a Statement of Work issued under this Agreement, other than damage caused by the use of Code or other Deliverables, which is caused by the negligent or willful acts or omissions of the Indemnifying party's employees, agents or representatives acting within the scope of their employment or agency.

11.3 DISCLAIMER OF WARRANTY Except as expressly provided in Section 17.0, "Representations and Warranties" of this Agreement or warranties expressly made in a Statement of Work which specifically references Section 17.0, "Representations and Warranties", NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THIS AGREEMENT OR THE SERVICES OR ITEMS TO BE FURNISHED PURSUANT TO A STATEMENT OF WORK UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.4 LIMITED LIABILITY EXCEPT AS PROVIDED BY THE ARCI, IN NO EVENT SHALL EITHER OF THE PARTIES BE LIABLE TO THE OTHER FOR LOST PROFITS OR CONSEQUENTIAL DAMAGES RESULTING FROM OR ARISING OUT OF THE BREACH OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR UNDER ANY STATEMENT OF WORK ISSUED UNDER THIS AGREEMENT, EVEN IF THE PARTY AGAINST WHOM A CLAIM IS MADE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.0 RIGHTS IN DELIVERABLES

12.1 OWNERSHIP RIGHTS Each Statement of Work issued under this Agreement shall specify any and all Deliverables to be delivered by one party to the other party and the schedule for delivering such items, as part of the work product for that Task. Ownership of Deliverables, and all U.S. and foreign copyrights therein, shall be in the party designated in such Statement of Work, except to the extent the Deliverables consist of Preexisting Material owned by the other party or Third-Party Material. It is the intent of IBM and ODI that there shall be no joint ownership of copyrights in Deliverables, but that one party or the other shall be designated as the owner of copyrights in the Statement of Work. Each party hereby agrees to make any assignments and grant any licenses to New Material, Preexisting Material and/or Third-Party Material as are required by the Statements of Work. Each party further agrees to execute documents, and have its employees execute any necessary documents, and give the other party, or its

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designees, all assistance reasonably required to effect and perfect such assignments and licenses.

If the party designated in a Statement of Work as the owner of copyrights in New Material is not the owner, by operation of law or otherwise, of such copyrights in New Material the other party, to the extent such other party has the right, hereby assigns and agrees to assign to the designated owning party all of the right, title and interest in and to the New Material, including, without limitation, the right to obtain and hold in its own name the right title and interest in any and all copyrights, registrations or such other copyright protection relating to such New Material as may be available. The other party agrees to give the designated owning party, or its designees, all assistance reasonably required to perfect such rights. If the other party is unable to convey the entire right, title and interest in and to such copyrights or other protection, then the other party agrees to grant and hereby grants all of such rights as it can convey to the designated owning party, including to the extent possible the right to sub-license any third party and to prepare and distribute Derivative Works based upon and relating to such New Material; provided, however, such other party shall advise the designated owning party in the appropriate Statement of Work of the impediment resulting in the inability to assign such entire rights. Any subcontract relating to New Material entered into by a party shall include terms and conditions sufficient to carry out the intent of this Section 12.1, "Ownership Rights" and Section 12.10, "Certificate of Originality."

Ownership of a Derivative Work based on Preexisting Material or Third-Party Material shall extend only to the material contributed by the party that creates the Derivative Work, as distinguished from the Preexisting Material or Third-Party Material or portions thereof contained in the Derivative Work. Ownership of a Derivative Work does not imply any exclusive right in the Preexisting Material or Third-Party Material or portions thereof contained in the Derivative Work.

12.2 OTHER LICENSE RIGHTS To the extent that a Deliverable is covered by patents (excluding Invention patents, which shall be subject to Section 14), trade secrets, or other intellectual property rights (except trademarks) which are not being assigned pursuant to Section 12.1, and such rights are not already provided for in this Agreement or any other agreement, the preparing party hereby grants and agrees to grant to the other party a license under such applicable intellectual property rights according to Section 12.2.1 or 12.2.2, as appropriate. All such licenses shall include the right Of the licensee to grant sub-licenses to its

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Subsidiaries and for each such sub-licensed Subsidiary to correspondingly sub-license it and/or other Subsidiaries. The preparing party agrees to give the other party all assistance reasonably required to perfect such licenses. No additional royalty or fee beyond that already required to be paid under this Agreement, any relevant Statement of Work, or any relevant Collateral License Agreement will be payable by the other party in respect of such license.

12.2.1 LICENSED DELIVERABLES When a DeliveraBle is licensed to the other party pursuant to this Agreement or a Collateral License Agreement, this additional license grants the non-exclusive rights to use the Deliverable only to the same extent and for the same purposes for which such Deliverable is licensed, pursuant to this Agreement or such Collateral License Agreement.

12.2.2 OWNED DELIVERABLES When a Deliverable is to be owned by, rather than licensed to, the other party, this additional license grants the non-exclusive right to make, have made, use, have used, lease, sell or otherwise transfer the Deliverable or any portion, translation, or Derivative Work thereof.

12.3 NEW MATERIAL GRANT In the event that the preparing party is not the designated owning party of the New Material referred to in Section 12.1, "Ownership Rights", the owning party hereby grants and agrees to grant to the preparing party a royalty-free license under any applicable copyrights, patents, trade secrets, or other proprietary rights to use, execute, reproduce, modify, translate, prepare Derivative Works based upon or relating to, and/or display any portion or all of such New Material of the owning party in any form and in any language, and to use the information contained in the New Material (a) only for purposes of performing a Task pursuant to such Statement of Work, and (b) only for the period Of time required to perform such Task. Any such license shall terminate upon the completion, termination or other cessation of such Task, and the licensee shall have no further rights thereunder, including without limitation any rights which might otherwise arise by implication or estoppel. The preparing party agrees that the Information contents of the New Material will be treated as the designated owning party's Information in accordance with the provisions of this Agreement as set forth in Section 13.0, "Information Exchange."

12.4 PREEXISTING MATERIAL GRANT In the event that the preparing party is not the owning party of any Preexisting Materials that are (a) listed in a Statement of Work, (b) required by the preparing party to perform the Tasks specified in such Statement of Work, and (c) provided to that preparing party by the other party pursuant to such


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Statement of Work, the other party, to the extent such other party has the right, hereby grants and agrees to grant to the preparing party with respect to such Preexisting Material a royalty-free license under any applicable copyrights, patents, trade secrets, or other proprietary rights to use, execute, reproduce, modify, translate, prepare Derivative Works based upon or relating to, and/or display any portion or all of such Preexisting Materials of the other party in any form and in any language, and to use the information contained in the Preexisting Materials (a) only for purposes of performing a Task pursuant to such Statement of Work, and (b) only for the period of time required to perform such Task. Any such license shall terminate upon the completion, termination or other cessation of such Task, and the licensee shall have no further rights thereunder, including without limitation any rights which might otherwise arise by implication or estoppel. The preparing party agrees that the Information contents of the Preexisting Materials will be treated as the designated owning party's Information in accordance with the provisions of this Agreement as set forth in Section 13.0, "Information Exchange."

12.5 THIRD PARTY MATERIAL GRANT In the event that the preparing party does not have the right to use any Third-Party Materials that are (a) listed in a Statement of Work, (b) required by the preparing party to perform the Tasks specified in such Statement of Work, and (c) provided to that preparing party by the other party pursuant to such Statement of Work, the other party, to the extent such other party has the right, hereby grants and agrees to grant to the preparing party with respect to such Third-Party Material a royalty-free license under any applicable copyrights, patents, trade secrets, or other proprietary rights to use, execute, reproduce, modify, translate, prepare Derivative Works based upon or relating to, and/or display any portion or all of such Third-Party Materials in any form and in any language, and to use the information contained in the Third-Party Materials (a) only for purposes of performing a Task pursuant to such Statement of Work, and (b) only for the period of time required to perform such Task. Any such license shall terminate upon the completion, termination or other cessation of such Task, and the licensee shall have no further rights thereunder, including without limitation any rights which might otherwise arise by implication or estoppel.

12.6 SUBCONTRACTOR GRANT To the extent a subcontractor of one of the parties authorized pursuant to Section 9.3, "Subcontract" needs the same rights to New Material, Preexisting Material, and/or Third-Party Material as provided in Sections 12.3 "New Material Grant", 12.4, "Preexisting Material Grant", and 12.5, "Third-Party Material Grant", above, both parties, to the extent they

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have the rights, hereby grant and agrees to grant to such subcontractor the same licenses on the same exact terms as granted to the preparing party in Sections 12.3, "New Material Grant," 12.4, "Preexisting Material Grant," and 12.5, "Third-Party Material Grant", above.

12.7 THIRD-PARTY MATERIAL In rendering performance under any Statement of Work, each party agrees not to incorporate any Third-Party Materials in a Deliverable or produce a Derivative Work of Third-Party Materials for Incorporation in a Deliverable unless (1) such Third-Party Materials and their owners (including the owners of any intellectual property rights embodied therein) are identified in the pertinent Statement of Work and (2) either the preparing party has sufficient authority to grant to the other party the rights and licenses specified in the Statement of Work or under any Collateral License Agreement, or the third party owner has granted directly to the receiving party rights and licenses in such Third-Party Materials and Derivative Works under a separate agreement which is identified in the Statement of Work. In addition, both parties shall comply at all times with all restrictions and covenants applicable to Third-Party Materials. The parties shall determine, in the applicable Statement of Work or Collateral License Agreement, which party shall have responsibility for payment of all royalties and other charges with respect to such Third-Party Materials employed by the preparing party, including as they may accrue with respect to the subsequent exercise by the receiving party, and its sublicensees or customers, of rights and licenses in the Deliverables hereunder or under any Collateral License Agreement.

With respect to Third-Party Materials that a Statement of Work indicates will be included in the Deliverables, the preparing party shall, prior to delivery of the Deliverables, provide to the receiving party a copy of the relevant portions of any agreements or other instruments from which it derives its authority to grant the receiving party the rights and licenses granted under a Collateral License Agreement or under this Agreement. If the preparing party does not have sufficient rights with respect to any such Third-Party Materials, or if the preparing party fails to assume and discharge its responsibility for related royalties and other charges, the receiving party may suspend further action and payment with respect to the Statement of Work. If the preparing party is in breach of its obligations in this paragraph, it shall have up to three years to obtain such sufficient rights and/or assume responsibility for such related royalties and other charges, provided that the preparing party acts diligently throughout such period to cure such breach. Until the earlier of (i) three years after such breach or (ii) the preparing party's cure of such breach, the receiving party may defer payment


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with respect to the Statement of Work or license royalties, if any, for use of such Deliverables. Such deferred payments shall be due in full upon the preparing party's timely cure of such breach. Nothing in this Agreement or any Statement of Work shall restrict the receiving party from dealing at its own expense directly with any other party with respect to such Third-Party Materials or any other product or service.

12.8 USAGE Except as provided in Section 13.0, "Information Exchange," Section 14.0, "Invention Rights," and Section 20.0, "Miscellaneous Provisions" of this Agreement, any of the ideas, concepts, know-how, or techniques developed in, or originating out of, performance by a party pursuant to a Statement of Work under this Agreement can be used by that party for any purpose and in any way it may deem appropriate, subject to any applicable copyrights, trademarks or patent rights of the parties.

12.9 COMPETITIVE PRODUCTS This Agreement and its Statements of Work will not preclude either party from developing products, materials and/or data which are similar to, or competitive with the materials and data delivered under any such Statement of Work, or from entering into similar agreements with other parties.

12.10 CERTIFICATE OF ORIGINALITY The party preparing any Deliverables pursuant to a Statement of Work, if other than the owning party, shall complete and deliver to the other party a Certificate of Originality, a sample of which is attached hereto as Appendix A, "Certificate of Originality."

12.11 MORAL RIGHTS Each party shall obtain a written agreement not to assert any Moral Rights from any person or entity that, to that party's knowledge, has Moral Rights with respect to any Preexisting Material or New Material assigned, delivered or licensed by that party to the other party hereunder or under any Collateral License Agreements. Each party hereby agrees not to assert against the other party any Moral Rights it has or may have in the Preexisting Material or New Material.

13.0 INFORMATION EXCHANGE

It is the intention of IBM and ODI to disclose and/or exchange Information as may be essential or desirable for the preparation of a Statement of Work and the accomplishment of the objectives of the Tasks to be performed pursuant to such Statements of Work. All exchanges, and the rights and obligations of each party regarding Information exchanged, shall be governed by the ARCI; provided, however, that if third party confidential information is required to be exchanged, a separate confidentiality agreement will be required to cover such

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third party information. ODI and IBM will negotiate such third party confidentiality agreement in good faith.

Certain Information that will be included in Deliverables, such as end-user Documentation, may be designated in a Statement of Work to be non-confidential. Unless the Statement of Work specifies otherwise, all Information to be contained in the New Material is deemed to be the Confidential Information of the party designated in the Statement of Work as the owning party, including Information that may be actually created by the preparing party. In such instance, the Information will be deemed to have been disclosed to the preparing party pursuant to the ARCI. If it is anticipated that Class II Confidential Information (as defined in the ARCI) will be exchanged or created, Supplements to such ARCI will be created for each Statement of Work; provided, however, that no failure to create such Supplements will affect the Class II Confidential status of Source Code.

14.0 INVENTION RIGHTS

14.1 PROPERTY Each Invention, other than a Joint Invention, shall be the property of the party whose employees make the Invention (hereinafter "Patent Owner"), subject to a license, pursuant to Section 14.7, "Patent Grants" which the Patent Owner grants and agrees to grant to the other party under any patent protection obtained therefor. The Patent Owner shall promptly provide a copy to the other party of each Invention disclosure submitted to the patent department of the Patent Owner, provided however, that such copy shall only be given to those persons with a bonafide need-to-know and will be treated by those persons with the same degree of care as the Invention disclosures of the receiving party.

14.2 NOTIFICATION The Patent Owner shall notify the other party promptly as to each country in which it elects to seek protection by obtaining patent rights, at its expense, and shall promptly provide the other party with a copy of each application so filed. Upon written request the Patent Owner will advise the other party of the status of any such application. If the Patent Owner elects to seek a patent on said Invention in any country or to seek a patent only in certain countries or intends to abandon the application, it shall notify the other party, and the other party shall have the right to seek and maintain a patent, at its expense, but in Patent Owner's name, on said Inventions in any other countries. If the Patent Owner elects not to seek any such patent protection for an Invention and elects not to treat the Invention as confidential Information, the other party shall also have the right to publish such Invention after consultation with and review by the Patent Owner. Title to all applications filed on said Invention and

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all patents issuing thereon shall vest in the Patent Owner, subject to a license under all such patents which the Patent Owner agrees to grant to the other party, which license shall be of the scope set forth in Section 14.7, "Patent Grants." The parties agree to cooperate in maintaining the confidentiality of Inventions prior to issuance of patents.

14.3 JOINT OWNERSHIP Joint Inventions shall be jointly owned, title to all patents issued thereon shall be jointly owned, all expenses incurred in obtaining and maintaining such patents, and except as provided hereinafter in this Section 14.3, "Joint Ownership", shall be equally shared and each party shall have the unrestricted right to license third parties thereunder without accounting. In the event that one party elects not to seek or maintain patent protection for any Joint Invention in any particular country or not to share equally in the expenses thereof with the other party, the other party shall have the right to seek or maintain such protection at its expense in such country and shall have full and exclusive control over the prosecution and maintenance thereof, notwithstanding that title to any patent issuing therefrom shall be jointly owned. The parties shall decide, on a case-by-case basis, who will prosecute the patent applications for any Joint Inventions for which either party wishes to seek patent protection. In the event the parties do not agree, IBM shall have the right to prosecute the application at its expense.

14.4 ASSISTANCE Each party shall give the other party all reasonable assistance in obtaining patent protection and in preparing and prosecuting any patent application filed by the other party for any such Invention, and shall cause to be executed assignments and all other instruments and documents that are necessary or appropriate to carry out the intent of this Section 14.0, "Invention Rights".

14.5 REQUIREMENT Nothing in this Agreement shall require either party to seek or maintain patent protection for any Invention or Joint Invention in any country or be construed as an agreement or obligation to bring or prosecute actions or suits against third parties for infringement of any such patent.

14.6 CLAIMS From time to time each party may pursuant to this Agreement file, prosecute (including without limitation, formulating, amending, and withdrawing claims and other activities affecting the substance of patent coverage), register and maintain patents on Inventions as to which the other party has a license or prospective ownership interest. Each party hereby irrevocably waives and releases the other party from any and all claims and liability of any kind arising out of, resulting from, or based in any way, directly or indirectly on such action pursuant to this Agreement or lack thereof.

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14.7 PATENT GRANTS  All patent licenses granted to IBM and to ODI under this
Section 14.0, "Invention Rights" shall include the rights specified in either
Section 14.7.1 or 14.7.2 below. All such licenses shall include the right of the licensee to grant sub-licenses to its Subsidiaries and for each such sub-licensed Subsidiary to correspondingly sub-license its and/or other Subsidiaries. The Statement of Work shall specify which of these two types of patent licenses will be granted with respect to any Invention in each Deliverable.

14.7.1 This patent license is worldwide, irrevocable, nonexclusive, non-transferable, and royalty-free and grants the right to make, have made, use, have used, lease, sell or otherwise transfer any apparatus, and to practice and have practiced any method covered by any Invention patent licensed pursuant to this Section 14.7.1.

14.7.2 This patent license is worldwide, nonexclusive, and non-transferable, and grants the right under Invention patents to use a Deliverable based upon such Invention to the same extent and for the same purposes for which such Deliverable is otherwise licensed pursuant to Section 12.1 of this Agreement or a Collateral License Agreement. The rights granted under this license include the right to practice, pursuant to this Agreement or a Collateral License Agreement, the art, method, process or any other matter claimed in a patent for an Invention that, absent this patent license, would be infringed by the exercise of the rights in the Deliverables granted in this Agreement or a Collateral License Agreement. No additional royalty or fee beyond that already required to be paid under this Agreement, any relevant Statement of Work, or any relevant Collateral License Agreement will be payable by the other party in respect of this license grant.

14.8 OTHER PATENTS Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any other patents or patent applications covering inventions other than a) Inventions as defined in this Agreement and b) claims in another patent or patent application owned by a party to the extent that any claim in a patent or patent application covering an Invention is dependent on such claims.

15.0 IBM'S AND ODI'S AUTHORIZED REPRESENTATIVES

The following individuals have been identified by both parties as their current Authorized Representatives:

       FOR IBM:                               FOR ODI


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        Irv Traiger                           Tim Allen
        Director, Object Database             VP of Finance and CFO
        Development                           Object Design, Inc.
        IBM Corporation                       1 New England Executive
        555 Bailey Avenue                     Park
        San Jose, CA 95141                    Burlington, MA 01803

        Tele: (408) 463-4022                          Tele: (617) 270-9797

               and

        Chris Arnold
        PRGS Director
        Enterprise Database Solutions
        IBM Corporation
        555 Bailey Avenue
        San Jose, CA 95141

       Tele: (408) 463-3483

16.0 NOTICES

All notices to be given in connection with this Agreement shall be effective upon receipt, shall be made in writing and shall be sufficiently given if personally delivered or, if sent by courier or other express mail service, postage prepaid, addressed to the other party entitled or required to receive such notice at the following address (or such other address as the receiving party shall have previously specified by written notice to the other party):

        NOTICES TO IBM:                      NOTICES TO ODI

        Laboratory Counsel                   VP of Finance and CFO
        IBM Corporation                      Object Design, Inc.
        555 Bailey Avenue                    1 New England Executive
                                             Park
        San Jose, CA 95141                   Burlington, MA 01803

        Tele: (408) 463-3044                 Tele: (617) 270-9797

17.0 REPRESENTATIONS AND WARRANTIES

17.1 ODI'S REPRESENTATIONS AND WARRANTIES ODI makes the following representations and warranties for the benefit of IBM, as a present and ongoing affirmation of facts in existence at all times when this Agreement is in effect; provided however, that in the event of any Statement of Work or Collateral License Agreement which expressly sets forth any warranty or disclaimer of warranty, such warranty or disclaimer of warranty shall supersede any warranty of whatever form (but not any disclaimer of warranties) set


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forth in this Agreement, unless such Statement of Work or Collateral License
Agreement expressly incorporates this Section 17.0, "Representations and Warranties". If the parties wish to supersede any disclaimer of warranties set forth in this Agreement, the Statement of Work must contain an express statement to that effect, expressly referencing this Section 17.1; otherwise any disclaimer of warranties set forth in a Statement of Work shall be deemed to be cumulative with those set forth in this Agreement.

17.1.1 NO CONFLICT ODI represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would substantially interfere or conflict with the performance to be rendered by ODI or the rights and licenses granted IBM under this Agreement.

17.1.2 OWNERSHIP AND AUTHORITY ODI represents and warrants, with respect to all materials provided by ODI to IBM, that:

1. ODI, or IBM in the case of Deliverables assigned to IBM, is the sole owner of all Deliverables delivered to IBM, except for any works designated as Third-Party Materials and Derivative Works thereof in such Statement of Work and any related Certificate(s) of Originality, and except for IBM Preexisting Materials, Joint Inventions, and Derivative Works of IBM Preexisting Materials or of Third-Party Materials; and

2. ODI has full and sufficient right to assign or grant the rights and/or licenses granted to IBM pursuant to this Agreement; and

3. all Deliverables, including all ODI Preexisting Materials or Third-Party Materials but excepting IBM Preexisting Material, have not, to ODI's knowledge, been published under circumstances which have caused a loss of copyright therein; and

4. all Deliverables, including all ODI Preexisting Materials or Third-Party Materials employed in any Derivative Works pursuant to any Statement of Work, excepting IBM Preexisting Material or Derivative Works of IBM Preexisting Material, do not infringe any patent, copyright, trademark or other intellectual property rights (including trade secrets), privacy, publicity or similar rights of any third party, nor has any claim (whether or not embodied in an action, past or present) of such infringement been threatened or asserted, and no such claim is pending against ODI or, insofar as ODI is aware, against any entity from which ODI has obtained such rights. ODI's indemnification set forth in Section 19 shall be IBM's

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     exclusive remedy for any claim, damage, loss, or expense arising out of or related to a breach of Section 17.1.2.2 or 17.1.2.4 of this Agreement.

ODI shall have three years to cure any breach of Section 17.1.2., provided that ODI acts diligently throughout such period to cure such breach. Until the earlier of (i) three years after such breach or (ii) ODI's cure of such breach, IBM may defer payment with respect to the materials which gave rise to the breach. Such deferred payments shall be due in full upon ODI's timely cure of such breach.

17.1.3 CONFORMITY OF DELIVERABLES ODI represents and warrants that all Deliverables and all ODI Preexisting Materials or Third-Party Materials furnished by ODI, but excluding any IBM Preexisting Material:

1. will function on the machines and with operating systems for which they are designed; and

2. will substantially conform to any specifications and requirements which are expressly described as warranty bearing and are set forth or incorporated in the Statements of Work relating thereto.

Further, ODI represents and warrants that to the best of ODI's knowledge the Deliverables and all Preexisting Materials, but excluding any IBM Preexisting Material, shall not contain any Code, programming instruction or set of instructions that is intentionally constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files, or hardware without the consent and intent of the computer user. ODI shall establish and enforce a policy and procedures, which shall be reviewed with IBM at IBM's request, designed to prevent any such Code, programming instruction or set of instructions from being incorporated by ODI employees into a Deliverable, including all Preexisting Materials employed in preparing any Derivative Works pursuant to any Statement of Work. ODI shall promptly notify IBM of any ODI knowledge or suspicion that such materials have been incorporated therein provided, however, that such notification shall not be deemed to relieve ODI of any responsibility for resulting damages.

17.1.4 NO EXTRINSIC ASSURANCES ODI represents and warrants that, in entering into this Agreement it does not and will not rely on any promises, inducements, or representations made by IBM with respect to the subject matter of this Agreement nor on the expectation of any other business dealings with IBM, now or in the future, except as specifically provided in this Agreement.

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17.1.5 DEPARTMENT OF DEFENSE EMPLOYEES  ODI warrants that no individual who is a former officer or employee of the U.S. Department of Defense ("DOD") who a) left DOD service on or after April 16, 1987, and b) served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for Grade GS-13 or served in the Armed Forces in a pay grade of 0-4 or higher, shall be employed or compensated for services rendered under this Agreement within two years after they left service in DOD, without specific written approval by IBM. If IBM requests such approval, ODI shall provide IBM with any information needed to comply with 10 USC 2397 (b) and (c).

17.2 IBM'S REPRESENTATIONS AND WARRANTIES IBM makes the following representations and warranties for the benefit of ODI, as a present and ongoing affirmation of facts in existence at all times when this Agreement is in effect; provided however, that in the event of any Statement of Work or Collateral License Agreement which expressly sets forth any warranty or disclaimer of warranty, such warranty or disclaimer of warranty shall supersede any warranty of whatever form (but not any disclaimer of warranties) set forth in this Agreement, unless such Statement of Work or Collateral License Agreement expressly incorporates this Section 17.0, "Representations and Warranties" If the parties wish to supersede any disclaimer of warranties set forth in this Agreement, the Statement of Work must contain an express statement to that effect, expressly referencing this Section 17.2; otherwise any disclaimer of warranties set forth in a Statement of Work shall be deemed to be cumulative with those set forth in this Agreement.

17.2.1 NO CONFLICT IBM represents and warrants that it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would substantially interfere or conflict with the performance to be rendered by IBM or the rights and licenses granted ODI under this Agreement.

17.2.2 OWNERSHIP AND AUTHORITY IBM represents and warrants, with respect to all materials provided by IBM to ODI, that:

1. IBM, or ODI in the case of Deliverables assigned to ODI, is the sole owner of all Deliverables delivered to ODI, except for any works designated as Third-Party Materials and Derivative Works thereof in such Statement of Work and any related Certificate(s) of Originality, and except for ODI Preexisting Materials, Joint Inventions, and Derivative Works of ODI Preexisting Materials or of Third-Party Materials; and

2. IBM has full and sufficient right to assign or grant the rights and/or licenses granted to ODI pursuant

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     to this Agreement; and

3. all Deliverables, including all IBM Preexisting Materials or Third-Party Materials but excepting ODI Preexisting Material, have not, to IBM's knowledge, been published under circumstances which have caused a loss of copyright therein; and

4. all Deliverables, including all IBM Preexisting Materials or Third-Party Materials employed in any Derivative Works pursuant to any Statement of Work, excepting ODI Preexisting Material or Derivative Works of ODI Preexisting Material, do not infringe any patent, copyright, trademark or other intellectual property rights (including trade secrets), privacy publicity or similar rights of any third party, nor has any claim (whether or not embodied in an action, past or present) of such infringement been threatened or asserted, and no such claim is pending against IBM or, insofar as IBM is aware, against any entity from which IBM has obtained such rights. IBM's indemnification set forth in Section 19 shall be ODI's exclusive remedy for any claim, damage, loss, or expense arising out of or related to a breach of Section 17.2.2.2 or 17.2.2.4. of this Agreement.

IBM shall have three years to cure any breach of Section 17.2.2., provided that IBM acts diligently throughout such period to cure such breach. Until the earlier of (i) three years after such breach or (ii) IBM's cure of such breach, ODI may defer payment with respect to the materials which gave rise to the breach Such deferred payments shall be due in full upon IBM's timely cure of such breach.

17.2.3 CONFORMITY OF DELIVERABLES IBM represents and warrants that all Deliverables and all IBM Preexisting Materials or Third-Party Materials furnished by IBM, but excluding any ODI Preexisting Material:

1. will function on the machines and with operating systems for which they are designed; and

2. will substantially conform to any specifications and requirements which are expressly described as warranty bearing and are set forth or incorporated in the Statements of Work relating thereto.

Further, IBM represents and warrants that to the best of IBM's knowledge the Deliverables and all Preexisting Materials, but excluding any ODI Preexisting Material, shall not contain any Code, programming instruction or set of instructions that is intentionally constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files, or hardware without

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the consent and intent of the computer user. IBM shall establish and enforce a policy and procedures, which shall be reviewed with ODI at ODI's request, designed to prevent any such Code, programming instruction or set of instructions from being incorporated by IBM employees into a Deliverable, including all Preexisting Materials employed in preparing any Derivative Works pursuant to any Statement of Work. IBM shall promptly notify ODI of any IBM knowledge or suspicion that such materials have been incorporated therein provided, however, that such notification shall not be deemed to relieve IBM of any responsibility for resulting damages.

17.2.4 NO EXTRINSIC ASSURANCES IBM represents and warrants that, in entering into this Agreement it does not and will not rely on any promises, inducements, or representations made by ODI with respect to the subject matter of this Agreement nor on the expectation of any other business dealings with ODI, now or in the future, except as specifically provided in this Agreement.

17.2.5 DEPARTMENT OF DEFENSE EMPLOYEES IBM warrants that no individual who is a former officer or employee of the U.S. Department of Defense ("DOD") who a) left DOD service on or after April 16, 1987, and b) served in a civilian position for which the rate of pay is equal to or greater than the minimum rate of pay for Grade GS-13 or served in the Armed Forces in a pay grade of 0-4 or higher, shall be employed or compensated for services rendered under this Agreement within two years after they left service in DOD, without specific written approval by ODI. If ODI requests such approval, IBM shall provide ODI with any information needed to comply with 10 USC 2397 (b) and (c).

18.0 EEO/OSHA

IBM and ODI each represent and warrant to the other that it will comply with the provisions of Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the rules and regulations issued pursuant thereto, unless it is exempted from compliance by applicable law.

IBM and ODI each agree to comply, to the extent that it is not exempted from compliance by applicable law, with the requirements of the Occupational Safety and Health Act of 1970. Each party agrees to notify the other promptly in writing if a charge of noncompliance with such Act is or has been filed against it in connection with any performance rendered under this Agreement.

19.0 INDEMNIFICATION

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IBM Confidential                                     Master Agreement: STL92105


19.1 IBM SCOPE IBM agrees to protect, defend, hold harmless, and indemnify ODI and ODI's Subsidiaries from and against any and all claims, damages, liabilities, costs expenses, arising out of any alleged or actual infringement:

1.   by IBM in rendering performance under any Statement of Work; or

2. by any Deliverable, developed or delivered by IBM, excluding ODI Preexisting Materials, or any Preexisting Materials furnished to ODI by IBM,

of a patent, copyright, trademark, or other intellectual property right, privacy or similar right of any third party, in any country in the world, except that IBM shall have no indemnity obligation for any claim alleging infringement of any trademark (including any trade name, product name or similar right) resulting from the use of any name or mark selected by ODI or ODI Subsidiaries.

19.2 ODI SCOPE ODI agrees to protect, defend, hold harmless, and indemnify IBM and IBM's Subsidiaries from and against any and all claims, damages, liabilities, costs and expenses, arising.out of any alleged or actual infringement:

1.   by ODI in rendering performance under any Statement of Work; or

2. by any Deliverable, developed or delivered by ODI, excluding IBM Preexisting Material, or any Preexisting Materials furnished to IBM by ODI,

of a patent, copyright, trademark, or other intellectual property right, privacy or similar right of any third party, in any country in the world, except that ODI shall have no indemnity obligation for any claim alleging infringement of any trademark (including any trade name, product name or similar right) resulting from the use of any name or mark selected by IBM or IBM Subsidiaries.

19.3 PAYMENT AND COOPERATION The party having an obligation to indemnify the other party under Section 19.0, "Indemnification", (hereinafter the "Indemnifying party"), shall pay all claims, damages, liabilities, costs and expenses, including reasonable costs of investigation, court costs, and reasonable attorneys' fees, reasonably incurred by the other party and its Subsidiaries (hereinafter the "Indemnified party"), arising out of the matters set forth in Section 19.0, "Indemnification", provided that such payment shall be contingent on:

1. prompt notice by the other party to the Indemnifying party in writing of such claim, damage, liability, loss or expense to enable the Indemnifying party to defend or

IBM Confidential                                     Master Agreement: STL92105


     mitigate the same; and

2. cooperation by Indemnified party with the Indemnifying party in the defense thereof, at the Indemnifying party's expense; and

3. the Indemnifying party shall have sole control of the defense of such claim and negotiations for the compromise or settlement thereof.

     In the event that any infringement within the scope of the indemnity set forth in this section is alleged, proved, or is likely, the Indemnifying party may, at its sole discretion and at its own expense, in order to remedy any such infringement for the future, make use of the non-infringing Deliverables or other materials, procure any necessary license rights, or modify any Deliverables or other material so long as such modifications do not result in the Deliverables materially failing to comply with the specifications, requirements, and warranties set forth in this Agreement and any applicable Statement of Work. If the exercise of commercially reasonably efforts fail to result in a replacement, license or modification, the Indemnifying party may refund an amount equal to the depreciated payment made for the infringing Deliverable (calculated on a straight-line basis over a seven year life), and may terminate the license or revoke the assignment of such Deliverable.

19.4 LIMITATIONS Neither party shall have any indemnity obligation for claims of infringement, damages, liabilities, costs and expenses resulting or alleged to result from any combination, operation, or use of any Deliverables with any programs or equipment not supplied by the Indemnifying party, or programs or equipment not specified in the Statement of Work for such purpose, if such infringement would have been avoided by the combination, operation, or use of such Deliverables with other programs or equipment specified in the Statement of Work for such purpose.

20.0 MISCELLANEOUS PROVISIONS

20.1 GOVERNING LAW This Agreement shall be construed, and the legal relations created herein between the parties shall be determined, in accordance with the laws of the State of New York without regard to that State's choice of law provisions.

The parties hereby expressly waive any right to a jury trial and agree that any proceeding hereunder shall be tried by a judge without a jury.

IBM Confidential                                    Master Agreement: STL92105


20.2 SURVIVAL The parties agree that the provisions of this Agreement which, by their nature would survive the expiration or earlier termination of this Agreement, including without limitation those set forth in Sections 11.0 "Limitation of Liabilities", 12.0 "Rights in Deliverables", 13.0 "Information Exchange", 14.0 "Invention Rights", and 19.0 "Indemnification" shall survive the expiration or earlier termination of this Agreement for any reason.

20.3 CONFLICT In the event of conflict between the terms and conditions of this Agreement and the terms and conditions of a Statement of Work issued hereunder, the terms and conditions of such Statement of Work shall prevail for the subject matter of such specific Statement of Work only.

20.4 USAGE Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity or other marketing activities any name, trade name, trademark, or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing, and each party hereto agrees not to use. the existence of this Agreement or any Statement of Work issued pursuant thereto in any promotional activity without the express prior written approval of the other party, which approval shall not be unreasonably withheld.

20.5 AMENDMENT/WAIVER No amendment or modification of this Agreement or any Statement of Work shall be effective unless it is set forth in a writing which refers to the provisions so amended or modified and is executed by authorized representatives of each party. No waiver of any provision of this Agreement or any Statement of Work shall be effective unless it is set forth in a writing. which refers to the provisions so waived and the instrument in which such provision is contained and is executed by an authorized representative of the party waiving its rights. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy.

20.6 ACTIONS Neither party shall be responsible for any claim arising under this Agreement or any Statement of Work unless the other party provides notice of such claim within three (3) years after the date upon which such claim first accrued.

20.7 DISPUTE RESOLUTION Each party agrees that any litigation arising under or related to this Agreement or any Statement of Work shall only be commenced after good faith attempts to resolve the subject dispute shall have taken place.

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                                  COPY MISSING

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IBM Confidential                                     Master Agreement: STL92105


cannot be preserved, this Agreement shall be either renegotiated or terminated.

20.12 HEADINGS The headings of the Sections in this Agreement are inserted for convenience only, and shall not affect the meaning, interpretation, scope or substance of this Agreement in any way whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this MA to be executed by their respective Authorized Representatives:


IBM Corporation                              Object Design, Inc.


ACCEPTED AND AGREED TO:                      ACCEPTED AND AGREED TO:

By: /s/  ???????????????                     By: /s/ Kenneth Marshall
   ---------------------------                  ---------------------

Asst Gen Mgr - PRGS                          President & CEO
- ------------------------------               ------------------------
            Title                                      Title
                                             4/12/93
- ------------------------------               ------------------------
            Date                                       Date

IBM CONFIDENTIAL                                 IBM Master Agreement: STL92105


APPENDIX A. CERTIFICATE OF ORIGINALITY

PREPARED AT THE REQUEST AND UNDER                         IBM CONFIDENTIAL
THE DIRECTION OF AN IBM ATTORNEY                         WHEN COMPLETED


                        VENDOR CERTIFICATE OF ORIGINALITY

This questionnaire must be completed by the Vendor furnishing an IBM software material (program product or offering and related documentation, microcode, or other), and sent to the IBM product manager. The acceptance of this questionnaire by IBM is a condition for the IBM final payment of the furnished material.

As per the "Master Agreement" and/or "Substrate License", the Vendor may have an obligation to communicate any additional information which IBM may require for copyright registration and/or enforcement of legal rights (where applicable) relating to the furnished material.

One questionnaire can cover one complete product, even if that product includes multiple modules. However, separate questionnaires must be completed for code and documentation.

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

1. Name of the software material (include version, release and modification numbers for programs and documentation): _________________________________
     __________________________________________________________________________
     __________________________________________________________________________

2.  Was the software material or any portion thereof:

     (A)  Written by any person(s) other than Vendor, or Vendor employees
          working within their job assignment?   YES ___  NO ___

          If YES. indicate if the whole software material or only a portion thereof was written by such person(s), and identify such portion:

     (B) If 2A is NO. was the software material or any portion thereof furnished to Vendor by: COMPANY(IES) ___ INDIVIDUAL(S) ___

     (c) If 2B is COMPANY(IES). provide for each Company the following information:

IBM CONFIDENTIAL                                 IBM Master Agreement: STL92105


     Company name: ___________________________________________________________
     Address: ________________________________________________________________

     How the Company acquired title to the software material (e.g. software material was written by Company's employee(s) as part of their job assignment)? ____________________________________________________________
     _________________________________________________________________________
     _________________________________________________________________________

     If 2B is INDIVIDUAL(S), provide for each person the following information:

     Name: ___________________________________________________________________
     Address: ________________________________________________________________
     Citizenship: ____________________________________________________________
     Did the person create the software material while employed by or under contractual relationship with another party?
                                  YES ___  NO ___

     If YES, provide name and address of the other party:

     Name: ___________________________________________________________________
     Address: ________________________________________________________________

3.   Was the software material or any portion thereof registered at any
     Copyright Office?                  YES ___  NO ___

4. Was the software material or any portion thereof published (i.e. copies distributed to the public by sale or other transfer of ownership or by rental, lease or lending)?
                                  YES ___  NO ___

     If YES, provide the following information:

     (A) When and where was it published? ____________________________________
         _____________________________________________________________________

     (B) Was any copyright notice present on the published material(s)?
                                  YES ___  NO ___

     If YES, provide the copyright notice.

5. Was the software material or any portion thereof released by the Vendor to any outside person or company other than IBM (other than being published)?
                                  YES ___  NO ___

     If YES, provide the following information:

IBM CONFIDENTIAL                                 IBM Master Agreement STL92105


     (A) When and where was the material released? ___________________________
         _____________________________________________________________________

     (B) Why was the material released? ______________________________________
         _____________________________________________________________________

     (c) Under what conditions (e.g., contract) was the material released? ___
         _____________________________________________________________________
         _____________________________________________________________________

6. Was the software material or any portion thereof derived from preexisting material(s) (including prior versions)? YES ___ NO ___

     If YES, provide the following information for each of the preexisting materials:

     (A)  Name of the material: _______________________________________________

     (B)  Author (if known): __________________________________________________

     (c)  Owner: ______________________________________________________________

     (D)  Copyright notice appearing on the material (if any): ________________
          _____________________________________________________________________

     (E)  Was any new function added to the preexisting software?
                                  YES ___  NO ___

         If YES, briefly describe (or attach a brief description of) the new function(s): ________________________________________________________
         _____________________________________________________________________

     (F)  State approximately:

          _____   percent of preexisting material used
          _____   percent of preexisting material modified
          _____   percent of new material consisting of or derived from
                  preexisting materials

     (G) Briefly describe (or attach a brief description of) how the preexisting material has been used: ________________________________
          ____________________________________________________________________
          ____________________________________________________________________

7. Were the "external characteristics" of this program or code or any portion thereof copied or derived from the "external characteristics" of another program or product? "External characteristics"

IBM CONFIDENTIAL                                 IBM Master Agreement STL92105


     include display screens, data formats, instruction or command formats, operator messages, interfaces, etc. YES ___ NO ___

     If YES, provide the tollowing intormation for each of the preexisting materials:

     (A)  Name of the material: ______________________________________________

     (B)  Author (if known): _________________________________________________

     (C)  Owner: _____________________________________________________________

     (D)  Copyright notice relating to the preexisting "externals" (if any):
          ____________________________________________________________________
          ____________________________________________________________________

     (E)  Have the preexisting "externals" been modified:  YES ___  NO ___

          If YES, briefly explain how such "externals" have been modified:
          ____________________________________________________________________
          ____________________________________________________________________

8. Identify below, or in an attachment, any other circumstances which might affect IBM's ability to market this software product, including:

     (A)  Confidentiality or trade secrecy of preexisting materials:
          ____________________________________________________________________
          ____________________________________________________________________

     (B)  Known or expected royalty obligations to others: ___________________
          ____________________________________________________________________

     (C) Preexisting materials developed for another party or customer (including government) where Vendor may not have retained full rights to the material: ____________________________________________
          ____________________________________________________________________

     (D) Materials acquired from a person or company possibly having no title to them: ___________________________________________________________
          ____________________________________________________________________

9.(A) If the software material was written by your employees within the scope of their job assignment, attach a list reporting for each employee who contributed to the development of the software product (only people who actually wrote code or largely contributed to the internal design and organization of the software material should be listed), the following information:

IBM CONFIDENTIAL                               IBM Master Agreement: STL92105


          Name: ______________________________________________________________
          Address: ___________________________________________________________
          Citizenship: _______________________________________________________

     (If, in any specific country, legal or business requirements do not permit use of the wording of 9A, use the wording of 9B.)

     (B) The Vendor recognizes that, for copyright registration or enforcement of legal rights relating to the furnished software material, IBM may need to know the names and addresses of all the persons who wrote or contributed to write the software materials. Vendor hereby agrees to keep accurate registrations of all such names and addresses, and to provide them to IBM at IBM's request.

10. Was any software product which is functionally similar to this software product evaluated by any developer as a part of the development of this
     software product?   YES ___  NO ___

     If YES, provide the following information:

          For each of the developers, vendors, and/or consultants who evaluated the software:

          Name: ______________________________________________________________
          Role (developer, vendor, consultant): ______________________________
          For each product evaluated:

          Product Name: ______________________________________________________
          Author (if known): _________________________________________________
          Owner: _____________________________________________________________
          Copyright notice (if any): _________________________________________
          How acquired (e.g., purchase at retain store, mail order):
          ____________________________________________________________________

11. For each tool (debuggers, editors, programming languages) used in the development of the software materials, identify the following:

          Tool Name and Version (e.g., VS FORTRAN V.2): ______________________ Use (e.g., Programming Language, editor): __________________________
          Source (e.g., IBM): ________________________________________________





Signature__________________________________Date_______________________________

IBM Confidential                                     Master Agreement: STL92105


APPENDIX B. CONTENTS OF A STATEMENT OF WORK

Each Statement of Work must contain (or incorporate as attachments or by reference) the following items:

1. The names and addresses of the parties related to the specific Task(s) (eg., Statement of Work (hereinafter "SOW") dated as of ______________, between International Business Machines Corporation (hereinafter "IBM") and Object Design, Inc. (hereinafter "ODI").

2.   A reference to the Master Agreement (MA) # STL92105, dated March 31, 1993.

3. A reference to the Agreement Regarding Confidential Information (ARCI) # STL92602B, dated February 22, 1993.

4.   An overview of the objectives of the SOW.

5.   A detailed list of objectives of the SOW.

6. The designation of the name, title, address, telephone and FAX numbers of IBM's and ODI's Task Coordinators

7. The designation of the name, title, address, telephone and FAX numbers of IBM and ODI contract administrators, if any, for this SOW.

8. The amount, schedule and method of compensation, including prepayment terms and conditions (if any).

9. A detailed description of each Deliverable. Identify specifically which part of the Deliverable is New Material, Preexisting Material and Third Party Material. If the Deliverable includes Code, it must explicitly identify in which form: Source Code or Object Code, or both. If no form is specified then any references to Code shall be deemed to be Object Code only.

10.  An explicit identification of the ownership of each Deliverable.

11. To the extent any Deliverable will not be owned by the receiving party, an explicit description of the terms and conditions under which such Deliverable will be licensed. (Attach a Collateral License Agreement if appropriate)

12. The description of the Tasks to be performed by ODI, including the detailed functional, technical and quality specifications of the Deliverable to be provided to IBM.

IBM Confidential                                     Master Agreement: STL92105


13. The description of the Tasks to be performed by IBM, including the detailed functional, technical and quality specification of the Deliverable to be provided to ODI.

14. A detailed description of the Deliverable's specifications which the preparing party is obligated to warrant under Section 17.1.3 or 17.2.3 of the MA.

15. A detailed description of the Documentation which is a part of the Deliverable.

16. Designate all Information, including Documentation, as either Non-Confidential Information or Confidential Information, and if Confidential, specify whether Class I or Class II Confidential under the ARCI, and reference the applicable Supplement(s) to the ARCI by Supplement number and date. If Third-Party Materials contain third party confidential information, a separate confidentiality agreement will be required.

17. The timetable for performance and completion of each Task, including the milestones and delivery dates, where appropriate.

18. Specify any warranty or disclaimer of warranty that is unique to this SOW and not already covered in Section 17 of the MA. (If any warranty is specified, then the warranties in Section 17 of the MA are superseded, unless Section 17 is expressly incorporated by reference here in the SOW. If any disclaimer of warranty is specified, then it shall be cumulative to any disclaimer in the MA, unless it is expressly stated that such disclaimer supersedes any disclaimers in the MA and references the appropriate Section 17.1 or 17.2 of the MA.)

19. The Completion and Acceptance Criteria (including testing and evaluation procedures and quality standards).

20. An explicit itemized list of maintenance obligations on behalf of or for either party.

21.  Specify which form of patent license (either Section 14.7.1 or Section
     14.7.2 of the MA) applies to the Deliverables.

22. Any unique or unusual terms or conditions not covered in the MA or elsewhere within the SOW, including but not limited to licenses (or a reference to the appropriate Collateral License Agreement) to use the Deliverables or other items.

23.  A list of all related SOWs (if any).

IBM Confidential                                     Master Agreement: STL92105


24. The Term and Termination provisions of this SOW, including the effect of termination upon the licenses granted to the parties, any sublicenses granted to third parties, and any support or other performance obligations.

25. A signature page, including the signatures of each party's Authorized Representative.

In addition, when applicable, a SOW shall contain (or incorporate as attachments or by reference) the following:

A. In the case where Preexisting Material or Third-Party Material will be used in a Task, identify the Materials to be provided by each party.

B.   Specific written and oral progress reports required of either party.

C. Required reports of estimated Error rates (for example, per thousand lines of Code) for each Deliverable and/or periodic reports of the providing party's experience with quality problems including quantitative quality measurements.

D. The standards for Deliverables and/or reports, including (i) Documentation specifications and standards, (ii) quality standards, (iii) performance specifications, (iv) national language support requirements, and (v) usability and architecture requirements and, an express identification of such standard as being subject to the warranties set forth in Section 17 of the MA.

E. A description of the Test Suites required to measure the quality and performance standards of the Deliverable, including the identification of whose responsibility it is to create or provide and to execute the Test Suites and whether such Test Suites will be provided or licensed to the other party.

F. The schedules for creating or providing and execution of all required Test Suites;

G. A list of any software programs (if not already included in A. above) or hardware provided by one party to the other pursuant to the Task(s) associated with this SOW and a reference to an Equipment and Programming Loan Agreement similar to that found in Appendix C, "Equipment and Programming Loan Agreement".

IBM Confidential                                     Master Agreement: STL92105


H. Any limitation(s) on the location where the Task(s) will be carried out, or storage or handling of IBM or ODI Confidential Information;

I. A description of the development environment with which the preparing party prepares or supports any Source Code, Code or. Documentation in the Deliverable(s) and whether such development environment will be provided or licensed to the other party.

J. A list of other facilities, materials or resources to be provided by one party to the other pursuant to carrying out their Task responsibilities;

K. Identification of anticipated Subcontractors, if any, and authorization to subcontract the work, or authorization to use Subcontractors.

L. The party's staffing plans, including necessary education and assignment of key personnel.

IBM CONFIDENTIAL                                 IBM Master Agreement: STL92105



APPENDIX C. EQUIPMENT AND PROGRAMMING LOAN AGREEMENT

This Agreement is by and between International Business Machines Corporation having address for purposes of this Agreement at ______________ (hereinafter called "IBM") and Object Design, Inc. Company, having address for purposes of this Agreement at _________________________ (hereinafter called "ODI").

Witnesseth:

Whereas IBM and ODI have entered into a separate Master Agreement dated _____________________ and Statement of Work dated ___________________ calling for certain joint development work to be done.

To facilitate development work under the Master Agreement, IBM shall provide to ODI certain Licensed Program Materials and machines listed on Appendix "D" to this Agreement (hereinafter called Machines, Licensed Program Materials or, in the aggregate, the Loaned Items).

ODI agrees to use the Loaned Items in performance of its obligations under the Statement of Work and agrees to accept to Loaned Items on the following terms and conditions:

1. DELIVERY

IBM shall deliver to ODI the Loaned Items as specified in Appendix D, "Loaned Items".

2. OWNERSHIP

ODI acknowledges that the Loaned Items are and shall remain IBM's property and are loaned and licensed to ODI only for use and performance of the Statement of Work.

3. CHARGES AND COSTS

There shall be no charge to ODI by IBM for the loan of the Machine(s) or for use of the Licensed Program Materials for performance of, ODI's obligations under the Statement of Work. IBM shall pay all shipping charges and shall provide maintenance as provided herein on a no charge basis.

ODI agrees to be responsible for all costs of the development facility including utilities and adequate security to protect IBM's assets from theft or damage unless otherwise agreed in a Statement of Work.

License charges for Licensed Program materials provided hereunder are waived for those used in performance of ODI obligation under the Statement of Work in the event ODI decides to make productive use of such Programs. ODI agrees to immediately notify IBM and to pay the applicable License Charges.

IBM CONFIDENTIAL                                 IBM Master Agreement STL92105


4   STANDARD IBM TERMS AND CONDITIONS

A. Programming

All Licensed Program Materials loaned hereunder are provided under terms and condilions of the Agreement for IBM Licensed Programs and its Supplement(s) which has been signed be ODI and accepted by IBM.

Upon termination or expiration of this Agreement, ODI agrees to return or certify destruction of all Licensed Program Materials with exception of Licensed Program Materials for which ODI has paid applicable License Charges.

Machine(s)

MACHINE(S) ARE PROVIDED BY IBM ON AN "AS IS" BASIS AND IBM MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH MACHINES. ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IS HEREBY EXPRESSLY DISCLAIMED.

IBM's sole responsibility with respect to Machine(s) shall be to use reasonable efforts to provide maintenance service to cause the Machines to operate in accordance with the applicable IBM documentation. ODI to cooperate with IBM in notifying IBM of the need for maintenance action and in facilitating IBM's maintenance service, including providing reasonable access to the Machines. IBM's maintenance service is governed by the applicable terms of the IBM maintenance agreement (Zl20-O777).

5. CARE AND RETURN OF MACHINES

ODI agrees to use reasonable care in the use of all Loaned Items. ODI is responsible for providing an operating environment consistent with the IBM documentation for the Machines.

ODI agrees to return the Machine(s) to IBM upon expiration or termination of this Agreement in the same condition as when delivered to ODI, fair wear and tear excepted.

6. TERM AND TERMINATION

This Agreement shall become effective upon execution by both parties, and shall continue for the duration of the above referenced Statement of Work. IBM may extend this Agreement by written notice to ODI or by permitting ODI to continue to use the Products. This Agreement may be terminated as provided in Section 10 of the Master Task Agreement.

7. INSURANCE


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IBM CONFIDENTIAL                                 IBM Master Agreement: STL92105


IBM shall insure the Machine(s) provided hereunder against risk of casualty loss while such Products are in the possession of ODI and ODI shall not be responsible Ior loss or damage to the Machines caused by fire or other casualty occurrence, except for loss or damage caused by the intentional act or gross negligence of ODI or its employees or agents.

8. CHANGES

ODI understands the Loaned Items are subject to change by IBM. ODI agrees to allow IBM to change and modify the Loaned Items to reflect IBM's most current offerings. Substitutions of Loaned Items shall be documented by letter amendment to this Agreement.

9. LIMITATION OF LIABILITY AND REMEDIES

In the event of failure of either party to fulfill any of its obligations hereunder, the exclusive remedy of the other party under this Agreement shall be to request performance of such obligation and if such performance is not rendered, to terminate the Agreement and where appropriate, to bring action for direct damages up to the amount of $25,000. IN NO EVENT SHALL EITHER PARTY HAVE ANY RIGHT HEREUNDER AGAINST THE OTHER FOR LOST PROFITS OR OTHER CONSEQUENTIAL DAMAGES EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The foregoing limitation of liability and remedies shall not apply to prevent either party from enforcing its rights with respect to patents, copyrights, trademarks or trade names, or to prevent IBM from enforcing its right to return of Machines or destruction of Licensed Program Materials.

10. GENERAL

This Agreement is governed by the laws of the State of New York.

This Agreement may not be assigned or the Loaned Items transferred to possession of any third-party without the express written consent of IBM.

The parties confirm that they have read this Agreement, understand it, and shall be bound by its terms and conditions. This Agreement, together with the Master Task Agreement and Statement of Work to which it refers. constitutes a complete and exclusive statement of the agreement between the parties on the subject matter hereof, and supersedes all Prior agreements, oral or written, on the subject of the Loaned Items for development purposes. This Agreement may only be amended by a written amendment which refers to this Agreement and is duly executed by both parties.

IBM CONFIDENTIAL                                 IBM Master Agreement: STL92105



Printed Name _____________________________ Title _____________________________

Vendor Name __________________________________________________________________

Vendor Address _______________________________________________________________